Exhibit 10.17

GENERAL WARRANTY DEED

FROM: Reserve at Creekside	Prepared by and after recording, return to:
Limited Partnership, a Florida
limited partnership, as Grantor
Ruth E. Isaac, Esq.
Kutak Rock, LLP
TO: BR Creekside LLC, a	225 Peachtree Street, NE, Suite 2100
Delaware limited liability	Atlanta, GA 30303-1731
company, as Grantee

Address New Owner:	Send Tax Bills To:	Map & Parcel Nos:
BR Creekside LLC	SAME	159P-A-001.04
% Bluerock Real Estate, L.L.C.,
680 Fifth Avenue
16th Floor
New York, NY 10019

STATE OF TENNESSEE )

HAMILTON COUNTY )

          The actual consideration or value, which is greater, for this transfer is Fourteen Million Two Hundred Fifty Thousand and No/100 Dollars ($14,250,000.00).

SUBSCRIBED AND SWORN TO before me, this 30th day of March, 2010.

[NOTARY SEAL]

Notary Public
Typed Name: ____________________
My Commission Expires

LIANA D.DEKIND
Notary Public State of New York
Lic #01DE6181687
Comm. Exp. 2/11/2012
Commission in New York County

FOR AND IN CONSIDERATION OF the sum of Fourteen Million Two Hundred Fifty Thousand and No/100 Dollars ($14,250,000.00), the receipt and sufficiency of which are hereby acknowledged, Reserve at Creekside Limited Partnership, a Florida limited partnership (the “Grantor”) has bargained and sold, and by these presents does transfer and convey unto BR Creekside LLC, a Delaware limited liability company (the “Grantee”), its successors and assigns a certain tract or parcel of land in Hamilton County, State of Tennessee, more particularly described on Exhibit A attached hereto and incorporated herein by this reference (the “Property”).

The Property is improved property known as Reserve at Creekside Apartments, 7670 East Brainerd Road, Chattanooga, TN 37421.

This conveyance is expressly made subject to those matters more specifically set forth on Exhibit B attached hereto and incorporated herein by this reference.

TO HAVE AND TO HOLD the Property with the appurtenances, estate, title and interest thereto belonging to the Grantee, its successors and assigns forever.

And Grantor does covenant with the Grantee that Grantor is lawfully seized and possessed of the Property in fee simple and Grantor has a good right to convey the Property.

And Grantor does further covenant and bind Grantor, its successors and assigns to warrant and forever defend the title to the Property to the Grantee, its successors and assigns, against the lawful claims of all persons, except as to those matters set forth on Exhibit B, to which this conveyance is expressly made subject.

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[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE TO GENERAL WARRANTY DEED]

Witness my hand as of the 31st day of March, 2010.

RESERVE AT CREEKSIDE LIMITED
PARTNERSHIP, a Florida limited partnership

By:	Creekside Realty Co., LLC, a Delaware
limited liability company, its General Partner

By:
Peter Rosenbaum, Managing Member

STATE OF NEW YORK  )

                                 ) ss

 COUNTY OF NASSAU  )

Before me, the undersigned, a Notary Public, in and for the County and State aforesaid, personally appeared Peter Rosenbaum, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who upon oath acknowledged himself to be the Managing Member of Creekside Realty Co., LLC, a Delaware limited liability company, the General Partner of Reserve at Creekside Limited Partnership, a Florida limited partnership, the within named bargainor, and that he as such Managing Member, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the limited partnership by the limited liability company as General Partner, by himself as Managing Member.

Witness my hand and seal, in Nassau County in the State of New York this the ________ day of March, 2010.

[NOTARY SEAL]	_____________________________
Notary Public
Typed Name: __________________
My Commission Expires __________

EXHIBIT “A”

PROPERTY LEGAL DESCRIPTION (Tract 1):

Being a tract of land located in the City of Chattanooga, Hamilton County, Tennessee, and known as Tract 1, The Reserve at Creekside, recorded in Plat Book 77 pages 45, 46 and 47, in the Register’s Office of Hamilton County, Tennessee, and being more particularly described as follows:

Beginning at the intersection of the southern right-of-way of East Brainerd Road, having a width of 60 feet and the centerline of a private road known as Reserve Way; thence, leaving said right-of-way and continuing along the centerline of Reserve Way and being the dividing line of said Tract 1 and Tract 5, The Reserve at Creekside, the following bearing and distances: South 33 degrees 31 minutes 48 seconds West 36.02 feet; thence, in a curve to the right having an arc length of 73.90 feet and a radius of 155.50 feet and subtended by a chord of South 47 degrees 08 minutes 40 seconds West 73.20 feet; thence South 60 degrees 45 minutes 30 seconds West 81.24 feet; thence, in a curve to the left having an arc length of 66.19 feet and a radius of 119.50 feet and subtended by a chord of South 44 degrees 53 minutes 27 seconds West 65.35 feet; thence South 29 degrees 01 minutes 24 seconds West 57.30 feet; thence, in a curve to the right having an arc length of 29.72 feet and a radius of 105.00 feet and subtended by a chord of South 37 degrees 07 minutes 54 seconds West 29.62 feet; thence South 45 degrees 14 minutes 24 seconds West 89.44 feet; thence, in a curve to the right having an arc length of 42.07 feet and a radius of 105.00 feet and subtended by a chord of South 56 degrees 43 minutes 09 seconds West 41.79 feet; thence South 68 degrees 11 minutes 54 seconds West 43.45 feet; thence, in a curve to the left having an arc length of 250.33 feet and a radius of 320.00 feet and subtended by a chord of South 45 degrees 47 minutes 17 seconds West 243.99 feet; thence South 23 degrees 22 minutes 40 seconds West 127.61 feet; thence, leaving said centerline, South 66 degrees 37 minutes 20 seconds East 67.16 feet; thence South 23 degrees 04 minutes 59 seconds West 89.60 feet; thence South 89 degrees 27 minutes 53 seconds West 64.57 feet; thence South 22 degrees 38 minutes 11 seconds West 32.34 feet; thence, in a curve to the left having an arc length of 144.74 feet and a radius of 182.99 feet and subtended by a chord of South 00 degrees 43 minutes 08 seconds West 140.99 feet; thence South 21 degrees 56 minutes 24 seconds East 335.99 feet; thence South 67 degrees 20 minutes 15 seconds West 171.51 feet; thence South 20 degrees 51 minutes 53 seconds East 327.71 feet to the southernmost point of said Tract 5; thence South 23 degrees 29 minutes 05 seconds West 270.08 feet; thence South 24 degrees 06 minutes 50 seconds West 614.93 feet; thence North 65 degrees 31 minutes 01 seconds West 365.76 feet; thence South 23 degrees 32 minutes 19 seconds West 234.34 feet; thence North 66 degrees 12 minutes 40 seconds West 471.96 feet; thence North 66 degrees 14 minutes 25 seconds West 466.77 feet; thence North 23 degrees 09 minutes 58 seconds East 875.87 feet; thence South 69 degrees 57 minutes 00 seconds East 725.59 feet; thence North 21 degrees 31 minutes 00 seconds East 1091.03 feet; thence South 66 degrees 37 minutes 20 seconds East 185.95 feet to a point on the western line of Reserve Way; thence, with and along said western line of Reserve Way, North 23 degrees 22 minutes 40 seconds East 97.61 feet; thence, in a curve to the right having an arc length of 273.79 feet and a radius of 350.00 feet and subtended by a chord of North 45 degrees 47 minutes 17 seconds East 266.87 feet; thence North 68 degrees 11 minutes 54 seconds East 43.45 feet; thence, in a curve to the left having an arc length of 30.05 feet and a radius of 75.00 feet and subtended by a chord of North 56 degrees 43 minutes 09 seconds East 29.85 feet; thence North 45 degrees 14 minutes 24 seconds East 89.44 feet; thence, in a curve to the left having an arc length of 21.23 feet and a radius of 75.00 feet and subtended by a chord of North

Exhibit A, Page 1 of 2

4847-2792-9861.5
Creekside TPA (Project #087-35199)
General Warranty Deed

37 degrees 07 minutes 54 seconds East 21.16 feet; thence North 29 degrees 01 minutes 24 seconds East 57.30 feet; thence, in a curve to the right having an arc length of 82.81 feet and a radius of 149.50 feet and subtended by a chord of North 44 degrees 53 minutes 27 seconds East 81.75 feet; thence North 60 degrees 45 minutes 30 seconds East 81.24 feet; thence, in a curve to the left having an arc length of 59.64 feet and a radius of 125.50 feet and subtended by a chord of North 47 degrees 08 minutes 39 seconds East 59.08 feet; thence North 33 degrees 31 minutes 48 seconds East 11.34 feet; thence South 56 degrees 34 minutes 42 seconds East 8.02 feet; thence North 33 degrees 22 minutes 59 seconds East 24.87 feet to the southern right-of-way of East Brainerd Road; thence, with and along said right-of-way, South 55 degrees 55 minutes 10 seconds East 22.05 feet to the Point of Beginning. Said tract herein described contains 36.302 acres.

Being the same property conveyed to Reserve at Creekside Limited Partnership, a Florida limited partnership by deed from Kuebler Brock Partners of record in Book 6958, page 57, Register’s Office for Hamilton County, Tennessee.

TOGETHER WITH THE FOLLOWING EASEMENT:

Reciprocal Easement Agreement of record in Book 6958, page 60 in the Register’s Office for Hamilton County, Tennessee, as supplemented by Supplement to Reciprocal Easement Agreement of record in Book 7627, page 128, said Register’s Office and amended by First Amendment to Reciprocal Easement Agreement of record in Book 8002, page 508, said Register’s Office.

Exhibit A, Page 2 of 2

EXHIBIT “B”

PERMITTED EXCEPTIONS

Exhibit B, Page 1 of 2